                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Bryn Mawr Bank
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                          BRYN MAWR BANK CORPORATION

                             801 LANCASTER AVENUE
                      BRYN MAWR, PENNSYLVANIA 19010-3396

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, APRIL 15, 1997

To Our Shareholders:

  Notice is hereby given that the Annual Meeting of Shareholders of Bryn Mawr Bank Corporation (the "Corporation") will be held in the Centennial Wing of The Bryn Mawr Trust Company located at the corner of Lancaster Avenue and Morton Road, Bryn Mawr, Pennsylvania on Tuesday, April 15, 1997, at 2:00 P.M., for the following purposes:

    1. To elect three directors to serve four year terms and until their successors are duly elected and take office.

    2. To ratify the appointment of Coopers & Lybrand L.L.P. as the independent certified public accountants for Bryn Mawr Bank Corporation for the year 1997.

  In their discretion the proxies are authorized to act upon such other matters as may properly come before the meeting. Reference is made to the accompanying Proxy Statement for details with respect to the foregoing matters. Only shareholders of record at the close of business on March 3, 1997, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Such shareholders may vote in person or by proxy.

                                          By Order of the Board of Directors
                                           of Bryn Mawr Bank Corporation

                                          /s/ Samuel C. Wasson, Jr.


                                          Samuel C. Wasson, Jr.
                                                Secretary

Bryn Mawr, Pennsylvania
March 10, 1997

IMPORTANT NOTICE

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ANY SHAREHOLDER GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE FOR ANY PURPOSE. ANY SHAREHOLDER WHO IS PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXY PRIOR TO ITS USE FOR ANY PURPOSE AND VOTE IN PERSON.

                                PROXY STATEMENT
                               TABLE OF CONTENTS

                                                                      PAGE NO.
                                                                      --------
Introduction.........................................................     1
  Matters to be Considered at the Annual Meeting of Shareholders.....     1
  Date, Time and Place of Annual Meeting.............................     1
  Record Date and Voting.............................................     1
  Other Matters......................................................     2
Security Ownership of Certain Beneficial Owners......................     2
Section 16(a) Beneficial Ownership Reporting Compliance..............     2
The Corporation's and Bank's Boards of Directors.....................     2
  General Information About the Corporation's and Bank's Boards of
   Directors.........................................................     3
  Information About Committees of the Corporation's Board of
   Directors.........................................................     3
  Meetings of Corporation's Board and its Committees.................     4
  Information About Committees of the Bank's Board of Directors......     4
  Meetings of Bank's Board and its Committees........................     4
Boards of Directors Compensation.....................................     5
  Directors Fees.....................................................     5
  Non-Employee Directors Stock Option Plan...........................     5
  Directors' Deferred Payment Plans..................................     5
Biographical Information About Corporation's Directors--Information
 About Security Holdings of Corporation's Directors and of the
 Corporation's Directors and Executive Officers as a Group...........     6
Corporation's and Bank's Executive Officers..........................     8
Executive Compensation...............................................     9
  General Disclosure Considerations Concerning Executive
   Compensation......................................................     9
  Executive Compensation.............................................     9
  Summary Compensation Table.........................................    10
  Change of Control Agreements.......................................    11
  Aggregated Option Exercises and Year-End Option Value Table........    12
  Stock Option and Stock Appreciation Rights Plan....................    12
  Executive Deferred Bonus Plan......................................    13
  Pension Plans......................................................    13
  Pension Plan Table.................................................    14
  Bryn Mawr Bank Corporation Thrift and Savings Plan.................    15
  Certain Relationships and Related Transactions.....................    16
Stock Price Performance Graph........................................    16
Compensation Committee Report........................................    17
  Executive Compensation Policy Principles...........................    17
  Elements of Executive Compensation Program.........................    17
  Salary Compensation and Fringe Benefits............................    17
  Stock Options......................................................    18
  Executive Compensation Decisions...................................    18
  Factors and Criteria on Which the Chief Executive Officer's
   Compensation Was Based............................................    18
  The Compensation Committees........................................    18
Proposal 1--Election of Directors....................................    19
  Nominees for Directors.............................................    19
Proposal 2--Ratification of Appointment of Independent Certified
 Public Accountants..................................................    20
Other Business.......................................................    20
Shareholder Proposals for 1998.......................................    20
Additional Information...............................................    21

                                PROXY STATEMENT
                           FOR THE ANNUAL MEETING OF
                          BRYN MAWR BANK CORPORATION
                                 TO BE HELD ON
                                APRIL 15, 1997

                                 INTRODUCTION

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING OF SHAREHOLDERS

  This Proxy Statement is being furnished to shareholders of Bryn Mawr Bank Corporation (the "Corporation") in connection with the solicitation of proxies by the Corporation for use at the Corporation's Annual Meeting of Shareholders to be held on Tuesday, April 15, 1997, at 2:00 P.M., or any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, the shareholders will consider and vote upon (1) the election of three directors to serve for a term of four years each and until the Annual Meeting in 2001 or until their successors are elected and take office; and (2) to ratify the appointment of Coopers & Lybrand L.L.P. as the independent certified public accountants for the Corporation for the year 1997. The proxies are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The approximate date upon which this Proxy Statement and the Proxy are to be mailed to shareholders is March 10, 1997. The address of the executive office of the Corporation is 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396.

DATE, TIME AND PLACE OF ANNUAL MEETING

  The Annual Meeting will be held on Tuesday, April 15, 1997, at 2:00 P.M., in the Centennial Wing of The Bryn Mawr Trust Company located at Lancaster Avenue and Morton Road, Bryn Mawr, Pennsylvania.

RECORD DATE AND VOTING

  The Board of Directors of the Corporation has fixed the close of business on March 3, 1997 as the date for determining holders of record of the Corporation's Common Stock, par value $1.00 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of record is entitled to one vote per share on the matters to be considered at the Annual Meeting.

  The holders of a majority of the outstanding shares of the Corporation's Common Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of March 3, 1997, there were 2,205,665 shares of the Corporation's Common Stock outstanding.

  Shares represented by properly executed proxies will be voted in accordance with the directions indicated in the proxies unless such proxies have previously been revoked. Each properly executed proxy on which no voting directions are indicated will be voted in favor of the adoption of the proposals recommended by management of the Corporation, and in the discretion of the proxy agents as to any other matters which may properly come before the Annual Meeting. A proxy may be revoked by a shareholder at any time prior to its use for any purpose by giving written notice of such revocation to Samuel
C. Wasson, Jr., the Secretary of the Corporation, at the executive office of the Corporation, 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396 or by appearing in person at the Annual Meeting and asking to withdraw the proxy prior to its use for any purpose so that the shareholder can vote in person. A later dated proxy revokes an earlier dated proxy.

  The Corporation does not know at this time of any business, other than that stated in this Proxy Statement, which will be presented for consideration at the Annual Meeting. If any unanticipated business is properly brought before the Annual Meeting, the proxy agents will vote in accordance with their best judgment.

OTHER MATTERS

  The Corporation will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefax and telegram, by the directors, officers and employees of the Corporation and by the Corporation's wholly-owned subsidiary, The Bryn Mawr Trust Company (the "Bank"). Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation will reimburse them for their expenses in doing so.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information known to the Corporation, as of February 10, 1997, with respect to the only persons to the Corporation's knowledge, who may be beneficial owners of more than 5% of the Corporation's Common Stock.

                                                  PERCENTAGE OF
                             AMOUNT AND NATURE OF  OUTSTANDING
                             BENEFICIAL OWNERSHIP  CORPORATION
   NAME AND ADDRESS             OF CORPORATION    COMMON STOCK
   OF BENEFICIAL OWNER           COMMON STOCK         OWNED
   -------------------       -------------------- -------------
   Thomas J. Carroll               214,200(1)         9.71%
   Patrickswell
   Post Office Box 488
   Middleburg, VA 22117
   George W. Connell               123,600            5.60%
   121 Cheswold Lane
   Haverford, PA 19041-1801

--------
(1) Fourteen Thousand (14,000) of the shares reported as beneficially owned by Mr. Carroll are owned Two Thousand (2,000) shares each by his seven (7) children who do not reside in his home. Mr. Carroll disclaims beneficial ownership of such shares.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Corporation's director's and executive officers file reports of their holdings of the Corporation's Common Stock with the Securities and Exchange Commission (the "Commission") and with the Nasdaq National Market Exchange on which the Corporation's Common Stock is traded. Based on the Corporation's records and other information available to it the Corporation believes that all the Commission's Section 16(a) reporting requirements applicable to the Corporation's directors and executive officers for the Corporation's fiscal year ended December 31, 1996 were complied with, except one Form 4 concerning the purchase of five hundred (500) shares of Corporation Common Stock by William Harral, III which was filed late.

                         THE CORPORATION'S AND BANK'S
                              BOARDS OF DIRECTORS

  The By-Laws of the Corporation provide that the Corporation's business shall be managed by a Board of Directors of not less than eight and not more than twelve directors. The Corporation's Board, as provided in the By-Laws, is divided into four classes of directors, with each class being as nearly equal in number as possible. The Board of Directors has fixed the number of directors at twelve, with three members in Class I, three members in Class II, three members in Class III, and three members in Class IV. Under the Corporation's By-Laws, persons elected by the Board of Directors to fill a vacancy on the Board serve as directors for a term expiring with the next annual meeting of shareholders, unless the directors are appointed by the Board after the shareholder record date for that meeting, in which case the person serves as a director until the annual meeting of shareholders following that meeting. The directors in each class serve terms of four years each, unless appointed or elected to fill an unexpired term of office, and until their successors are elected, qualified and take office.

  At their organization meetings in April of 1996 the Boards of Directors of the Corporation and Bank reorganized and streamlined their Committees to better enable the Boards' to fulfill their ever changing responsibilities, including those regarding risk management.

  As part of the Committee reorganization the Corporation's Board formed a Risk Management Committee to review and manage the material business risks which confront the Corporation. When appropriate the Risk Management Committee closely coordinates its activities with those of the Audit Committee of the Board. Also as part of the Committee reorganization the functions of the Corporation's Nominating and Pension Committees were assumed by its Executive Committee and the functions of Corporation's Insurance Committee were assumed by the Risk Management Committee. The Corporation's Nominating, Pension and Insurance Committees were dissolved.

  As part of the Committee reorganization the Bank's Board formed a Risk Management Committee to review and manage the material business risks which confront the Bank.

GENERAL INFORMATION ABOUT THE CORPORATION'S AND BANK'S BOARDS OF DIRECTORS

  The Corporation's Board of Directors meets at least quarterly and during 1996 the Corporation's Board of Directors held thirteen meetings. The Bank's Board of Directors was scheduled to meet at least monthly and during 1996 held twelve meetings.

INFORMATION ABOUT COMMITTEES OF THE CORPORATION'S BOARD OF DIRECTORS

  The Committees of the Corporation's Board of Directors are the Executive, Risk Management, Audit, and Compensation Committees.

  The Executive Committee, comprised of Sherman R. Reed, 3rd (Chairman), Warren W. Deakins, Eleanor Carson Donato, William Harral, III, Robert L. Stevens and Thomas A. Williams meets when called together to discuss and act upon matters which require action prior to the next meeting of the Corporation's Board of Directors and exercises the authority and powers of the Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. During 1996 the Executive Committee held two meetings.

  The Executive Committee serves as the Corporation's nominating committee and in that regard the Committee will consider director nominees recommended by the shareholders. When submitting a recommendation, shareholders should send the Secretary of the Corporation biographical information about the candidate, together with a statement of the candidate's qualifications and any other data supporting the recommendation. If it is determined that the candidate has no conflicts of interest or directorships of other companies which would disqualify the candidate from serving as a director, the candidate's name will be presented to the Executive Committee for consideration.

  The Risk Management Committee, established in April of 1996, comprised of Thomas A. Williams (Chairman), Darrell J. Bell, Richard B. Cuff, Peter H. Havens, Sherman R. Reed, 3rd, Robert L. Stevens, B. Loyall Taylor, Jr., and Samuel C. Wasson, Jr., meets monthly to review and manage the material business risks which confront the Corporation by establishing and monitoring policies and procedures designed to lead to an understanding of and to identify, control, monitor and measure the Corporation's material business risks. During 1996 the Risk Management Committee held eight meetings.

  The Audit Committee, comprised of Darrell J. Bell (Chairman), Richard B. Cuff, Phyllis M. Shea and B. Loyall Taylor, Jr., meets at least once a year to make or cause to be made a complete examination of the books, papers and affairs of the Corporation and its subsidiaries and to consider such other matters as may be required by law. The Audit Committee employs independent certified public accountants as it deems necessary to make such examination. During 1996 the Audit Committee held four meetings.

  The Compensation Committee, comprised of Sherman R. Reed, 3rd, (Chairman), Warren W. Deakins, Eleanor Carson Donato, William Harral, III and Thomas A. Williams meets to discuss compensation matters, including determining the numbers of stock options to be distributed pursuant to the Corporation's Stock Option and Stock Appreciation Rights Plan. During 1996 the Compensation Committee held two meetings.

MEETINGS OF CORPORATION'S BOARD AND ITS COMMITTEES

  The total number of meetings of the Corporation's Board of Directors which were held in 1996 was thirteen meetings. All of the incumbent directors, who were directors during 1996 (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors, and (ii) all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served, except Peter H. Havens.

INFORMATION ABOUT COMMITTEES OF THE BANK'S BOARD OF DIRECTORS

  The Committees of the Bank's Board of Directors are the Executive, Risk Management, Audit, Trust and Compensation Committees.

  The Executive Committee, comprised of Sherman R. Reed, 3rd (Chairman), Warren W. Deakins, Eleanor Carson Donato, William Harral, III, Robert L. Stevens and Thomas A. Williams, meets when called to exercise the authority and powers of the Bank's Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Committee held nine meetings during 1996.

  The Risk Management Committee comprised of Thomas A. Williams (Chairman), Darrell J. Bell, Richard B. Cuff, Peter H. Havens, Sherman R. Reed, 3rd, Robert L. Stevens, B. Loyall Taylor, Jr. and Samuel C. Wasson, Jr. meets monthly to review and manage the material risks which confront the Bank by establishing and monitoring policies and procedures to control, monitor and measure loan quality and concentration, interest rate and market risk, as well as liquidity risk and other material business risks. During 1996 the Risk Management Committee held eight meetings.

  The Audit Committee, comprised of Darrell J. Bell (Chairman), Richard B. Cuff, Phyllis M. Shea and B. Loyall Taylor, Jr., meets at least twice a year to make or cause to be made a complete examination of the books, papers, and affairs of the Bank, and to consider such other matters as may be required by law. The Audit Committee employs independent certified public accountants as it deems necessary to make such examination. The Committee held four meetings during 1996.

  The Trust Committee, comprised of Phyllis M. Shea (Chairman), Warren W. Deakins, Eleanor Carson Donato, William Harral, III, Peter H. Havens and Robert L. Stevens meets monthly and has general supervision over the Trust Department and over that Department's investments. The Committee held twelve meetings during 1996.

  The Compensation Committee, comprised of Sherman R. Reed, 3rd (Chairman), Warren W. Deakins, Eleanor Carson Donato, William Harral, III and Thomas A. Williams meets to discuss compensation matters and to approve salaries for officers and bonuses for the chief executive officer, the other officers named in the Summary Compensation Table and certain other officers, subject to ratification by the Board of Directors. The Committee held two meetings in 1996.

MEETINGS OF BANK'S BOARD AND ITS COMMITTEES

  The total number of meetings of the Bank's Board of Directors which were held in 1996 was twelve. All incumbent directors (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors, and (ii) attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served.

                       BOARDS OF DIRECTORS COMPENSATION

DIRECTORS FEES

  During 1996, each non-officer director was paid an annual retainer of $6,000, payable $1,500 each calendar quarter. In addition each non-officer director was paid a fee of $750 for attendance at each Board meeting and $250 for attending any Board committee meeting. During 1996 Mr. Bell attended two
(2), Mr. Cuff attended one (1), Mr. Deakins attended two (2), and Mr. Harral attended two (2) educational seminars concerning directors duties and were paid stipends of $250 each for each attendance. Mr. Bell also attended an additional seminar and was only reimbursed for the expenses of attending the seminar. A separate attendance fee is not paid for attending a Corporation Board meeting held on a Bank Board meeting day.

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

  Under the Corporation's Non-Employee Directors Stock Option Plan, each non-employee director of the Corporation and the Bank during the years 1997 and 1998 will be granted options to purchase 1,000 shares of Corporation Common Stock. The purchase price of the stock is the fair market value based on the last sales price of the stock on the third business day following the date of the Corporation's Annual Meeting. Each stock option may be exercised within ten (10) years from the date of grant. Only directors who are elected or appointed to the Board at or before the Corporation's 1998 Annual Meeting may participate in the Directors' Stock Option Plan.

DIRECTORS' DEFERRED PAYMENT PLANS

  Under the Deferred Payment Plans for directors (the "Plans") a director may defer receipt of a portion or all of the fees paid for service as a director of the Corporation and Bank. The Plans are non-qualified plans and the Plans' funds are held in a trust administered by the Bank's Trust Department. Under the Plans a participating director may elect to invest the deferred director's fees in a money market fund, a fixed income mutual fund, equity mutual fund, international equity mutual fund, or in the Corporation's Common Stock. The right to receive future payments under the Plans is an unsecured claim against the general assets of the Corporation. Payments of deferred compensation may be made only in cash or Corporation Common Stock as provided in the Plans.

      BIOGRAPHICAL INFORMATION ABOUT CORPORATION'S DIRECTORS--INFORMATION
         ABOUT SECURITY HOLDINGS OF CORPORATION'S DIRECTORS AND OF THE
           CORPORATION'S DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

  The following table sets forth certain biographical information and information regarding beneficial ownership of shares of the Corporation's Common Stock as of March 3, 1997, for each of the Corporation's directors, for the executive officers as a group and for all directors and executive officers as a group. Other than as indicated below, each of the persons named below has been employed in their present principal occupation for the past five years.

                                                                           AMOUNT AND        PERCENTAGE
                                                                            NATURE OF       OF OUTSTAND-
                                                                           BENEFICIAL      ING CORPORATION
           NAME, PRINCIPAL OCCUPATION AND         AGE AS OF   DIRECTOR   OWNERSHIP AS OF    COMMON STOCK
     BUSINESS EXPERIENCE FOR PAST FIVE YEARS    MARCH 3, 1997 SINCE(1) MARCH 3, 1997(2)(3)      OWNED
     ----------------------------------------   ------------- -------- ------------------- ---------------
               CONTINUING DIRECTORS
                      Class I
 The terms of the following directors expire in 1999:
 1.  Sherman R. Reed, 3rd                             68        1973         29,124*            1.32%
     Builder and Developer,
      President, Sher-Ree,
      Inc.
 2.  Phyllis M. Shea                                  64        1980          6,380*             .29%
     Attorney-at-Law, Shea and Shea
 3.  Thomas A. Williams                               61        1992          3,200*             .15%
     Vice President, Secretary/Treasurer,
      Houghton International, Inc., a
      specialty chemical company, since
      1991
               CONTINUING DIRECTORS
                     Class II
 The terms of the following directors expire in 2000:
 1.  Peter H. Havens                                  42        1986          2,553#@            .12%
     Executive Vice President of the Bank and
      head of Trust Division since May
      1995(4)
 2.  Robert L. Stevens                                59        1974         92,663#            4.20%
     Chairman of Corporation and Bank since
      December of 1995, President and Chief
      Executive Officer of the Corporation
      since its formation in 1986; President
      and Chief Executive Officer of the Bank
      since January, 1980 and prior to that, its
      Executive Vice President since 1968
 3.  B. Loyall Taylor, Jr.                            50        1986          9,095+**           .41%
     President, Taylor Gifts, Inc., mail order
      catalog sales

--------
* Includes 2,000 shares which the director has the right to acquire by exercise of stock options granted under the Corporation's Non-Employee Directors Stock Option Plan.
** Includes 1,000 shares which the director has the right to acquire by exercise of stock options granted under the Corporation's Non-Employee Directors Stock Option Plan.
# Includes 60,560 shares which Mr. Stevens and 17,360 shares which Mr. Wasson have the right to acquire through exercise of stock options granted under the Corporation's Stock Option and Stock Appreciation Rights Plan and 16,742 shares held by Mr. Stevens based on his interest in the Corporation's Thrift and Savings Plan and 953 shares held by Mr. Havens based on his interest in the Corporation's Executive Deferred Bonus Plan and Thrift and Savings Plan.
@ Mr. Havens disclaims beneficial ownership of 1,000 shares held in trust for the benefit of his wife, Louise A. Havens, 150 shares held in trust for the benefit of his daughter, Victoria L. Havens, and 150 shares held in trust for the benefit of his son, Robert H. Havens, who reside in Mr. Havens' household.
+ Includes 5,829 shares held by Mr. Taylor, based on his interest in the Bank's and Corporation's Deferred Payment Plans for directors.

                                                                           AMOUNT AND      PERCENTAGE OF
                                                                            NATURE OF       OUTSTANDING
                                                                           BENEFICIAL       CORPORATION
          NAME, PRINCIPAL OCCUPATION AND          AGE AS OF   DIRECTOR   OWNERSHIP AS OF   COMMON STOCK
     BUSINESS EXPERIENCE FOR PAST FIVE YEARS    MARCH 3, 1997 SINCE(1) MARCH 3, 1997(2)(3)     OWNED
     ----------------------------------------   ------------- -------- ------------------- -------------
              NOMINEES FOR DIRECTORS
                     Class III
 The terms of the following directors expire in 1997 and if
  elected to a new term will expire in 2001:
 1.  Warren W. Deakins                                58        1990           4,000*           .18%
     Self-employed insurance sales since January
      1993; President and Chief Executive Officer,
      Fidelity Mutual Group, a life insurance company,
      from September 1989 until January 1993
      and, prior thereto, President and Chief
      Operating Officer from October, 1984
 2.  Eleanor Carson Donato++                          69        1986           2,600**          .12%
     President and Owner of C.N. Agnew, Realtor,
      Inc., real estate brokerage, 1975 to present

 3.  Wendell F. Holland, Esq.++                       45        1997
     Vice President Governmental Relations
      and Regulatory Affairs for American Water
      Works Service Company, Inc. of Voorhees, New
      Jersey since December 1996; Counsel to the
      law firm of Reed, Smith, Shaw & McClay
      from January 1995 until December 1996;
      partner with the law firm of LeBoeuf, Lamb,
      Greene & MacRae from April 1993 until
      January 1995, and Commissioner of the
      Pennsylvania Public Utilities Commission
      from November 1990 until April 1993(5)
 4.  Samuel C. Wasson, Jr.                            58        1982          19,837#           .90%
     Secretary of the Bank and Corporation since
      January of 1992; Vice President of the
      Corporation since its formation in 1986
      until January 1992; Executive Vice
      President of the Bank since November 1993
      and Treasurer from 1980 until November
      1993; prior to that, a Vice President of the
      Bank since 1969

               CONTINUING DIRECTORS
                     Class IV

 The terms of the following directors expire in 1998:

 1.  Darrell J. Bell                                  57        1990           3,200*           .15%
     Retired Senior Vice President Main Line
      Health, Inc. from October 1993 until
      November 1994, President and Chief
      Executive Officer, from June, 1987 until
      October 1993, The Bryn Mawr Hospital, and
      prior thereto, from April, 1977, Executive
      Vice President and Chief Operating
      Officer of the Hospital
 2.  Richard B. Cuff                                  65        1983           8,176*           .37%
     Chairman, Cuffco, Inc., Cobb & Lawless Service
      Co., Inc. and Main Line Appliances &
      Custom Kitchens LTD., electrical contracting,
      service and retail sales
 3.  William Harral, III                              57        1995           2,500**          .11%
     President and Chief Executive Officer Bell
      Atlantic-Pennsylvania, Inc., since November,
      1994; previously Vice President and Chief
      Financial Officer from May, 1989(6)

     Executive officers as a group (8 persons)                               140,027           6.35%
  All director nominees, directors and executive officers
     as a group (18 persons)                                                 208,302           9.44%

-------
++ Mr. Holland has been nominated and is standing for election to the Corporation's Board of Directors as a Class III director to fill the directorship vacancy caused by Mrs. Donato's retirement.

Footnote Information Concerning Directors

(1) Reference to service on the Boards of Directors refers to the Bank only prior to 1986 and to the Bank and Corporation since 1986.
(2) The number of shares "beneficially owned" in each case includes 100 shares which each director must own to qualify as a director of the Corporation, and also includes, when applicable, shares owned beneficially, directly or indirectly, by the spouse or minor children of the director, and shares owned by any other relatives of the director residing with the director. None of the directors holds title to any shares of the Corporation of record which such director does not own beneficially.
(3) The Corporation does not know of any person having or sharing voting power and/or investment power with respect to more than 5% of the Corporation's Common Stock other than Thomas J. Carroll and George W. Connell. (See "Security Ownership of Certain Beneficial Owners").
(4) Mr. Havens also serves as a director of Nobel Education Dynamics, Inc. formerly known as Rocking Horse Child Care Centers of America, Inc. of Cherry Hill, New Jersey.
(5) Mr. Holland serves as a director of Allegheny Power Systems, Inc.
(6) Mr. Harral serves as a director of Charter Power Systems, Inc.

    None of the directors is a party to any contract, arrangement or understanding with respect to any of the Corporation's Common Stock, other than in connection with (i) the Corporation's Stock Option and Stock Appreciation Rights Plan, and (ii) the Corporation's Non-Employee Directors Stock Option Plan.

                  CORPORATION'S AND BANK'S EXECUTIVE OFFICERS

  The following table sets forth certain information with respect to the current executive officers of the Corporation and Bank as of March 3, 1997:

                                                                                  CORPORATION
                                                                                     STOCK
NAME, PRINCIPAL OCCUPATION    AGE AS OF                                           BENEFICIALLY
 AND BUSINESS EXPERIENCE    MARCH 3, 1997 OFFICE WITH THE CORPORATION AND/OR BANK    OWNED
     FOR PAST 5 YEARS       ------------- --------------------------------------- ------------
Robert L. Stevens.......          59      Chairman, President and Chief              92,663#
                                             Executive Officer and Director of
                                             Corporation and Bank
Peter H. Havens(1)......          42      Executive Vice President of Bank--          2,553#+
                                             Trust and Director of Corporation
                                             and Bank
Samuel C. Wasson, Jr....          58      Secretary and Director of Corporation      19,837#
                                             and Executive Vice President--
                                             Loans, Secretary and Director of
                                             Bank
Robert J. Ricciardi.....          48      Vice President of Corporation and          14,970#+
                                             Executive Vice President of Bank--
                                             Community Banking
Joseph W. Rebl..........          52      Treasurer of Corporation and Treasurer        520#
                                             and Senior Vice President of Bank--
                                             Finance
Paul M. Kistler, Jr.(2)           60      Senior Vice President of Bank--Banking      4,602#
 .......................                     Operations, Human Resources,
                                             Facilities and Information Systems
Thomas M. Petro(3)......          38      Senior Vice President of Bank--             4,882#
                                             Marketing
Leo M. Stenson..........          46      Senior Vice President and Auditor of            0
                                             Bank

--------
Footnote Information Concerning Executive Officers
# Includes exercisable stock options and/or the interests of the executive officers held in the Corporation's Thrift and Savings Plan stated in terms of the Corporation's shares.
+ Includes interests of the executive officer held in the Corporation's
  Executive Deferred Bonus Plan stated in terms of the Corporation's shares.

--------
(1) Mr. Havens was appointed by the Bank as the Executive Vice President in charge of the Trust Division of the Bank on May 1, 1995. Mr. Havens was Manager of Kewanee Enterprises, a private investment company from 1982 until 1995. Mr. Havens has been a director of the Bank and Corporation since 1986.
(2) Mr. Kistler was retained by the Bank as a human resources consultant in November 1992 and was appointed Senior Vice President--Human Resources and Facilities in January 1993, in April of 1993 assumed responsibility for the Bank's marketing function and in August of 1996 assumed responsibility for the Bank's information systems and banking operations and turned over responsibility for the Bank's marketing function to Mr. Petro. Formerly Mr. Kistler was employed by Philadelphia National Bank in various capacities including Secretary of the Board of Directors; CoreStates Financial Corporation as Manager, CoreSearch; and as a consultant.
(3) Mr. Petro was appointed a Vice President of the Bank in January 1992 and Senior Vice President--Information Management in November of 1993. In August of 1996 Mr. Petro assumed responsibility for the Bank's marketing function and turned over responsibility for the Bank's banking operations and information systems to Mr. Kistler. Mr. Petro was the President of Profit Research Consulting, Inc., a wholly owned subsidiary of the Corporation, from its formation in June 1990 until it ceased operations in December 1992. Formerly Mr. Petro was Assistant Vice President and Manager of Management Science Associates, Inc. since September 1986.

                            EXECUTIVE COMPENSATION

      GENERAL DISCLOSURE CONSIDERATIONS CONCERNING EXECUTIVE COMPENSATION

    The Corporation believes that its shareholders should be provided clear and concise information about the compensation of the Bank's executives and the reasons the Bank's Board of Directors(/3/) made decisions concerning their executive compensation, consistent with the Commission's proxy statement disclosure rules regarding disclosure of executive compensation.

    The format and content of the information set forth below is intended to enable the Corporation's shareholders to understand the rationale and criteria for the Corporation's and Bank's executive compensation programs and the compensation paid to the named executives and its other executives and key employees.

    The Corporation welcomes shareholder comment on whether the objective--to provide information to the Corporation's shareholders that is useful and clearly stated--has been met. Please send any comments or suggestions for further improvements in disclosure to Samuel C. Wasson, Jr., Secretary at 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396.

EXECUTIVE COMPENSATION

    The following information relates to all plan and non-plan compensation awarded to, earned by, or paid to (i) Robert L. Stevens, the Chairman and Chief Executive Officer of the Bank, and (ii) the Bank's four (4) most highly compensated executive officers, other than Mr. Stevens, who were serving as executive officers of the Bank at December 31, 1996 (Mr. Stevens and such officers, are hereinafter sometimes referred to as the "Named Executive Officers").

    The following information reflects bonus compensation earned by the Named Executive Officers during 1996 and paid to them in January 1997. Any compensation earned by the Named Executive Officers during 1997 will be reported in the proxy statement for the Corporation's 1998 Annual Meeting of Shareholders.
--------
/(3)/ The Corporation's executives are not compensated for their services to the Corporation rather, because the Bank is the principal subsidiary of the Corporation, they are compensated as officers of the Bank.

                          SUMMARY COMPENSATION TABLE

  The disclosure regarding the compensation of the Bank's executives includes the following table that sets forth the compensation paid to the Named Executive Officers during the last three fiscal years.(/4/)

                               ANNUAL COMPENSATION(1)
                               ----------------------
                                                        STOCK
          NAME AND                                    OPTIONS /    ALL OTHER
     PRINCIPAL POSITION        YEAR  SALARY  BONUS(2)   SARS    COMPENSATION(3)
     ------------------        ---- -------- -------- --------- ---------------
                                      ($)      ($)       (#)          ($)
Robert L. Stevens............  1996 $213,072 $85,000        0       $4,500
Chairman, President and Chief
 Executive Officer             1995  215,070  70,000        0        4,500
                               1994  203,442  30,000   40,000        4,500
Samuel C. Wasson, Jr.........  1996  117,422  66,000        0        3,450
Executive Vice President--
 Loans and Secretary           1995  117,360  40,000        0        3,450
                               1994  107,293  18,000   10,000        3,150
Joseph W. Rebl...............  1996   96,323  55,000        0        2,820
Senior Vice President--Fi-
 nance and Treasurer           1995   96,212  33,000        0        2,820
                               1994   96,212  14,000    5,000        2,820
Robert J. Ricciardi..........  1996   98,092  44,000        0        2,850
Executive Vice President--
 Community Banking             1995   98,722  33,000        0        2,850
                               1994   98,048  18,000    8,000        2,850
Thomas M. Petro..............  1996   97,354  41,500        0        2,850
Senior Vice President--Mar-
 keting                        1995   97,160  38,000        0        2,850
                               1994   87,121  16,000    8,000        2,550

--------

(1) A Table for Long-Term Compensation, including an Other Annual Compensation column is not included because no compensation of this nature is paid by the Corporation or the Bank and the restricted stock awards and long term incentive payouts columns are not included in the Compensation Table since these benefits are not made available by the Corporation or the Bank.

(2) Based on an incentive plan related to Corporation earnings for 1994, 1995, and 1996, bonuses were awarded to the Named executive officers in January 1995, 1996 and 1997.

(3) The Corporation maintains the Bryn Mawr Bank Corporation Thrift and Savings Plan which was amended and restated to comply with Section 401(k) of the U.S. Internal Revenue Code, effective January 1, 1985. The amended Thrift Plan allows employees of each participating employer to contribute, on a pre-tax basis, up to 16% of their annual base compensation, as defined in the Plan, but not to exceed $9,500 in 1997 and is included in All Other Compensation. Quarterly, each participating employer matches the employees' contribution dollar for dollar to a maximum of 3% of the employee's annual compensation.
--------

/(4)/ The Commission's compensation disclosure rules require the use, where applicable, of a series of tables to describe various types of compensation paid to the specified executive officers. The use of a specific table or column in a table is not required by the Commission's rules if no compensation was paid or awarded to the named executives. Only the tables or columns required to be used by the Commission's rules, because of the compensation paid to the specified executive officers, have been used in this Proxy Statement.

CHANGE OF CONTROL AGREEMENTS

  In 1991, at the recommendation of the Corporation's Compensation Committee, the Corporation's Board of Directors approved Executive Severance Change-of-Control Agreements (the "Agreements") with certain of its Executive Officers. In 1995, the Corporation's Board of Directors determined to revise the Agreements (the "Revised Agreements") and to enter into Revised Agreements with the Named Executive Officers and certain other Executive Officers (collectively the "covered officers"). The Revised Agreements were approved by the outside members of the Board of Directors.

  The Board of Directors believes that the Revised Agreements assure fair treatment of the covered officers since benefits provided are comparable to termination benefits afforded by other companies to secure and retain key officers. Furthermore, by assuring the covered officers some financial security, the Revised Agreements protect the Corporation's shareholders by tending to neutralize any bias of those officers in considering proposals to acquire the Corporation. The Board believes that these advantages outweigh the disadvantage of the potential cost of the benefits.

  The Revised Agreements, which are between the Bank and each of the covered officers, provide for a lump sum severance benefit if such officers' employment are terminated under certain circumstances within two years following a "change of control" (as defined in the Revised Agreements) of the Corporation. Such circumstances include termination of employment other than for "cause" (as defined in the Revised Agreements) or the resignation of such officer following a significant reduction in the nature or scope of his/her authority, duties or responsibilities, removal from their position as an officer of the Corporation or Bank, reduction in base salary of the officer in effect immediately prior to the change of control, revocation or reduction of benefits payable to the officer under the Corporation's or Bank's benefit plans, without obtaining the officer's written consent thereto, transfer of the officer to a location outside the greater Philadelphia area or the general area of the officer's principal residence, immediately prior to the change of control, or the officer being required to undertake business travel substantially greater than his/her business travel immediately prior to the change of control.

  The severance benefit consists of (a) an amount in cash equal to three (3) times the covered officer's salary in effect either immediately prior to the termination of employment or immediately prior to the change of control, whichever is higher, (b) an amount in cash equal to the excess, if any, of the aggregate fair market value of the Corporation's Common Stock, that is, the closing price of the Corporation's Common Stock on the last business day the Common Stock was traded immediately preceding the termination date (the "Termination Date") of the covered officer's employment, subject to outstanding and unexercised stock options, whether vested or unvested, granted to the covered officer under the Corporation's Stock Option and Stock Appreciation Rights Plan, over the aggregate exercise price of all such stock options, (c) to the extent not heretofore paid, the covered officer's salary through the Termination Date and the officer's salary in lieu of any unused vacation, (d) an amount equal to all awards earned by the officer in respect of completed plan periods prior to the Termination Date for the Corporation's Thrift and Savings Plan and the Bank's annual bonus plan, and payment in respect of such plans for the uncompleted fiscal year during which termination of employment occurs, (e) the cost to continue or cause to be continued until thirty-six (36) whole months for the covered officers after the Termination Date, on the cost-sharing basis in effect immediately prior to the change of control, the medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Bank to the covered officers immediately prior to the change of control, provided, however, that the obligation of the Bank to provide such benefits shall cease at such time as the covered officer is employed on a full-time basis by a party not owned or controlled by the covered officer, that provides the covered officer, substantially the same benefits on substantially the same cost-sharing basis as that between the Bank and the covered officer in effect immediately prior to the change of control, (f) for both vesting and benefit calculation purposes, credit with 3 additional, "years of credited service", (as defined in the Corporation's Pension Plan), for the covered officers under the Corporation's Pension Plan and Supplemental Employee Retirement Plan, in addition to the years of credited service that would have otherwise been calculated by reference solely to the Termination Date, and (g) the cost of reasonable career counseling services for the covered officer. To the extent necessary to provide the covered officers with the additional years of credited service obtainable under the Revised Agreements, the Corporation has agreed to amend its Supplemental Employee Retirement Plan or create such supplemental retirement plans as are necessary.

  The Revised Agreements terminate in 1998 but are automatically extended for additional one year periods unless the Bank provides written notice to cancel. The terms of outstanding Revised Agreements cannot end prior to the expiration of two years after the occurrence of a Change of Control regardless of any notice by the Bank to cancel.

  In addition to the severance benefits outlined above, each covered officer would be entitled to receive all other compensation and benefits payable generally in the event of termination of employment. The aggregate amount of all such compensation and benefits is subject to a limitation designed to allow the Bank and Corporation to deduct, for federal income tax purposes, any payments made pursuant to the Revised Agreements. The Bank may terminate each covered officer's employment, without liability, under the respective Revised Agreements for cause as defined therein.

  The amount of severance salary benefits each of the Named Executive Officers would be entitled to, pursuant to the Revised Agreements, if an event which triggered the payment occurred on the date of the Proxy Statement, is as follows: Messrs. Stevens $660,000, Wasson $375,000, Rebl $300,000, Ricciardi $300,000 and Petro $300,000. The total of such severance salary benefit payments for all covered officers would be $3,002,478.

          AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE

  The following table sets forth, with respect to each exercise of stock options during 1996 by each of the Named Executive Officers and the year-end value of unexercised options on an aggregated basis: (i) the name of the executive officer (column (a)); (ii) the number of shares received upon exercise, or, if no shares were received, the number of securities with respect to which the options were exercised (column (b)); (iii) the aggregate dollar value realized upon exercise (column (c)); (iv) the total number of unexercised options held at December 31, 1996, separately identifying the exercisable and unexercisable options (column (d)); and (v) the aggregate dollar value of in-the-money, unexercised options held at December 31, 1996, separately identifying the exercisable and unexercisable options (column (e)). As of December 31, 1996, there were no stock appreciation rights outstanding.

  AGGREGATED OPTION EXERCISES IN 1996 AND DECEMBER 31, 1996 OPTION VALUES(1)

          (A)                    (B)            (C)               (D)                       (E)
                                                        (#) UNEXERCISED OPTIONS  ($) IN-THE-MONEY OPTIONS
                         (#) SHARES ACQUIRED ($) VALUE ------------------------- -------------------------
          NAME               IN EXERCISE     REALIZED  EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ------------------- --------- ----------- ------------- ----------- -------------
Robert L. Stevens.......        7,200         93,600     60,560       28,240       753,202      295,068
Samuel C. Wasson, Jr....        2,160         28,080     17,360        7,040       216,642       72,828
Joseph W. Rebl..........        6,300         73,350      4,920        3,880        52,274       39,816
Robert J. Ricciardi.....          --             --       7,720        5,680        84,874       58,716
Thomas M. Petro.........          --             --       4,160        5,440        42,672       56,448

--------
(1) Based upon $26.50 per share the last bid price for the Common Stock on December 31, 1996.

STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN

  In 1993 the Corporation's Board of Directors adopted and in 1994 the Corporation's shareholders approved a restated Bryn Mawr Bank Corporation 1986 Stock Option and Stock Appreciation Rights Plan (the "Plan"). The Corporation's Board of Director's Compensation Committee (the "Committee"), composed of five (5) non-management directors, who are ineligible to receive grants under the Plan, is authorized to grant stock options ("Option(s)") and stock appreciation rights ("SAR(s)") to key officers (hereinafter called "officer(s)") of the Bank selected by the Committee. Up to 163,800 shares of the Corporation's Common Stock may be issued under the Plan, subject to adjustment for stock dividends, stock splits and other similar corporate transactions.

  An Option gives the officer the right to purchase a certain number of shares of the Corporation's Common Stock for a specified price during a specified period. Options may be either incentive stock options ("ISOs") or nonqualified stock options, each of which, as described below, results in different federal income tax consequences to the officer and the Corporation. An officer may receive the value of an SAR in cash, shares of the Corporation's Common Stock, or a combination of both, as determined by the Committee. The "value" of an SAR is equal to the excess of the market price of each share of the Corporation's Common Stock on the date of exercise over the market price on the date of grant subject to the limitation that the value of the SAR may not exceed 200% of the market price on the date of grant. SARs may be granted only in conjunction with a nonqualified stock option as determined by the Committee.

  Options and SARs may not be exercised before one year from the date of grant and may not be exercised more than three months after employment terminates for any reason other than death, disability or retirement of the officer in which case the officer or the officer's successor in interest, as provided in the relevant option agreement, shall have the right to exercise the Option within twelve months of the date of termination of the employment with respect to any nonqualified stock option or SAR and within twelve months of the date of death or disability with respect to an ISO, unless the Committee provides otherwise at the time of grant. Options and SARs may not have a term of more than ten years, and may not have an exercise price less than the fair market value of the Corporation's Common Stock on the date of grant.

  If the Committee approves, an officer may pay the exercise price of an Option in shares of the Corporation's Common Stock, which have been held by the officer for at least one year, having an aggregate fair market value (at the date of exercise) equal to the exercise price, or in any combination of cash and Corporation's Common Stock. Officers, who have Options should consult their tax advisers for the federal, state and local tax consequences in their specific circumstances.

  During 1996, stock options were not granted to any of the Bank's or Corporation's officers.

EXECUTIVE DEFERRED BONUS PLAN

  In 1989, the Corporation established the Deferred Bonus Plan (the "Plan"), which permits executives of the Bank annually to defer all or a portion of any bonus (the "Deferred Compensation") which the executives may be awarded. The Plan is a non-qualified plan and Plan funds are held in a trust administered by the Bank's Trust Department. Under the Plan the participating executives may elect to invest the Deferred Compensation in a money market fund, fixed income mutual fund, equity mutual fund, international equity fund or in the Corporation's Common Stock. Participants may elect to defer the receipt of the Deferred Compensation until (i) January of the following year or (ii) retirement or separation from employment. In certain very limited circumstances involving a hardship, as defined in the Plan, participants may request withdrawal of his/her Deferred Compensation. The right to receive future payments under the Plan is an unsecured claim against the general assets of the Corporation. Payments of Deferred Compensation may be made only in cash or Corporation stock as provided in the Plan.

PENSION PLANS

  In December 1989, the Corporation assumed sponsorship of the Bank's non-contributory pension plan (the "Pension Plan") and amended the Pension Plan to cover the eligible employees of the Corporation and the Bank, (the "Employer"). Currently only Bank employees are eligible for benefits under the Plan. Employees of the Bank (collectively called the "participants") become eligible to participate in the Pension Plan on January 1 following their attainment of 20 1/2 years of age and performance of six (6) months of service during which 500 hours of service are credited, as those terms are defined in the Pension Plan. Benefits under the Pension Plan are paid from a trust for which the Bank is the trustee. The payments are made monthly under various options provided for in the Pension Plan, selected by the participants. For funding purposes it is the Corporation's policy to fund amounts necessary to maintain the actuarial soundness of the Pension Plan. The Pension Plan is fully funded and therefore, based on ERISA funding requirements, no contribution was needed or allowed in 1996.

The net periodic pension cost is computed on the basis of accepted actuarial methods which include the current year service cost. The Bank's net periodic pension cost for 1994, 1995 and 1996 was ($45,080), $122,027 and $36,675,
respectively, increasing the unfunded accrued pension expense for accounting purposes to $235,126 as of December 31, 1996.

  The Corporation's actuaries indicated that the amount of the contribution, payment or accrual with respect to a participant is not and cannot readily be separately or individually calculated under the actuarial cost method used in determining aggregate contribution requirements for the Corporation's Pension Plan. Covered compensation is the basic rate of salary paid to a participant including bonus and overtime.

  Set forth below is a table of annual pension benefits based on the rates of salary in various years of service categories for participants retiring at age 65 in 1996.

                              PENSION PLAN TABLE

                                             YEARS OF SERVICE
                           ----------------------------------------------------
      REMUNERATION           15       20       25       30       35       40
      ------------         ------- -------- -------- -------- -------- --------
      $125,000............ $31,682 $ 42,242 $ 52,803 $ 63,364 $ 73,924 $ 82,049
       150,000............  38,432   51,242   64,053   76,864   89,674   99,424
       175,000............  45,182   60,242   75,303   90,364  105,424  116,799
       200,000............  51,932   69,242   86,553  103,864  121,174  134,174
       225,000............  58,682   78,242   97,803  117,364  136,924  151,549
       250,000............  65,432   87,242  109,053  130,864  152,674  168,924
       275,000............  72,182   96,242  120,303  144,364  168,424  186,299
       300,000............  78,932  105,242  131,553  157,864  184,174  203,674
       325,000............  85,682  114,242  142,803  171,364  199,924  221,049
       350,000............  92,432  123,242  154,053  184,864  215,674  238,424
       375,000............  99,182  132,242  165,303  198,364  231,424  255,799

  Differences in the pension benefits table exist because the Pension Plan is integrated with Social Security benefits, and participants with less income receive a greater portion of their retirement benefits from Social Security. The goal of the Pension Plan is to provide long-term participants with annual benefits from both the Pension Plan and Social Security approximating 60% of their highest average five year annual compensation.

  Benefits paid by the Plan are based on the participants highest average consecutive five year annual compensation, as defined in the Plan, in the ten years prior to participant's retirement. The estimated benefits for the executive officers named in the Summary Compensation Table were based on each officer's 1996 compensation and do not take into consideration any future increases in compensation and are straight life annuity amounts which would be actuarially reduced for a 100% joint and survivor annuity to the officer and the officer's spouse.

  Currently Federal law places certain limitations on the amount of retirement income that can be paid pursuant to a pension plan qualified under the Internal Revenue Code, such as the Corporation's Pension Plan. As of December 31, 1996, Mr. Stevens is the only executive officer participating in the Pension Plan who, based on service to date, would be affected by such limitations. The Corporation has adopted the Bryn Mawr Bank Corporation Supplemental Employee Retirement Plan, a supplemental plan which is designed to provide those amounts which would be payable as pension benefits, except for such limitations under the Internal Revenue Code. The Plan is a non-qualified plan and Plan funds are held in a trust administered by the Bank's Trust Department. The right to receive future payments under the Plan is an unsecured claim against the general assets of the Corporation.

  For the Named Executive Officers in the Summary Compensation Table, the estimated annual benefits upon normal retirement at age 65 under the Pension Plan are as follows: Robert L. Stevens, $210,627, Samuel C. Wasson, Jr., $92,331, Robert J. Ricciardi, $85,630, Thomas M. Petro, $72,253 and Joseph W. Rebl, $66,832. Messrs. Stevens, Wasson, Ricciardi, Petro and Rebl, have 37, 31, 21, 6 and 15 credited years of service, respectively, under the Pension Plan.

BRYN MAWR BANK CORPORATION THRIFT AND SAVINGS PLAN

  In December of 1989, the Corporation assumed sponsorship of the Bank's Thrift and Savings Plan and amended the plan to cover eligible employees of the Corporation and the Bank, (the "Employer"). An employee of the Corporation or the Bank, (collectively called the "participants") becomes eligible to participate in the Bryn Mawr Bank Corporation Thrift and Savings Plan (the "Thrift Plan") on January 1st or July 1st following his/her attainment of 20 1/2 years of age and performance of six (6) months of service during which 500 hours of service are credited as those terms are defined in the Thrift Plan. Participants may elect to have what would otherwise be his/her compensation reduced and cause the amount of such reduction to be contributed, on his/her behalf, to the Thrift Plan's related trust in an amount from 1% to 16% of his/her compensation. The Employer makes a dollar for dollar matching contribution, up to 3% of each participant's base compensation. All participants may elect to contribute after-tax dollars to the Thrift Plan's related trust in an amount from 1% to 10% of his/her compensation but the Employer will not match such contributions. In any Thrift Plan year the Employer may make contributions to the participants' discretionary accounts in the Thrift Plan of such portions of its net profits as the Employer's Board of Directors may determine, subject to certain limitations in the Thrift Plan.

  The Thrift Plan permits a participant to cause the participant's account balance to be invested in one or more of five different investment funds, including an investment in the Corporation's Common Stock. As of December 31, 1996, the Thrift Plan's related trust held 46,610 shares of the Corporation's Common Stock for the benefit of 81 participants. Each such participant or beneficiary owns an undivided interest in the whole of the Corporation's Common Stock Fund of the Thrift Plan. Under the terms of the Thrift Plan and its related trust agreement, the trustee possesses the power and authority to vote the Corporation's Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Some of the directors and executive officers of the Bank and the companies with which they are associated were customers of, and had banking transactions with, the Bank in the ordinary course of its business during 1996. All loans and commitments to lend were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of Bank management, the loans and commitments did not involve more than a normal risk of collectability or present other unfavorable features.

                       STOCK PRICE PERFORMANCE GRAPH/1)/

                             [GRAPH APPEARS HERE]

                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG BRYN MAWR BANK CORPORATION
                NASDAQ MARKET VALUE INDEX AND PEER GROUP INDEX

                                         FISCAL YEAR ENDING
COMPANY                        1991    1992    1993    1994    1995    1996
BRYN MAWR BANK CORP             100     267.65  389.47  389.74  650.41  706.26
PEER GROUP INDEX                100     125.23  155.57  147.70  224.28  317.65
NASDQ MARKET VALUE INDEX        100     100.98  121.13  127.17  164.96  204.98

Peer Group Index -- prepared by Media General Financial Services based on total return of one hundred and forty-one financial institutions located in the Middle Atlantic States for which trading data is available for at least five years.

                   ASSUMES $100 INVESTED ON JANUARY 1, 1992
                      ASSUMES DIVIDEND REINVESTED THROUGH
                      FISCAL YEAR ENDED DECEMBER 31, 1996
/1)/Graph prepared by Media General Financial Services

                         COMPENSATION COMMITTEE REPORT

  The Compensation Committee of the Bank's Board of Directors (the "Bank Compensation Committee") is composed entirely of independent outside directors (see Information About Committees of the Bank's Board of Directors). The Bank Compensation Committee is responsible for setting and administering the Bank's compensation policies, including those which govern salary and the bonus program applicable to the Bank's executive officers including the Named Executive Officers.

  The Compensation Committee of the Corporation's Board of Directors (the "Corporation Compensation Committee") is composed entirely of independent outside directors (see Information About Committees of the Corporation's Board of Directors). The Corporation's Compensation Committee is responsible for setting and administering the policies which govern the grant to key Bank personnel of options to purchase the Corporation's stock including the Named Executive Officers.

EXECUTIVE COMPENSATION POLICY PRINCIPLES

  The Bank's compensation policy is designed to (i) retain and attract highly qualified key executives essential to the long-term success of the Bank and Corporation; (ii) reward such executives for consistent successful management of the Bank and enhancement of shareholder value; and (iii) create a performance-oriented environment that rewards performance not only with respect to the Bank's goals but also the Bank's performance in relation to comparable industry performance levels.

  The Bank's Compensation Committee annually considers the Bank's economic performance in terms of its asset diversification and quality, expense levels, net income, capital accumulation and retention, return on equity and other relevant criteria used in the financial services industry and seeks to relate those considerations to the Bank's performance and each executive's performance of his duties.

  The Bank's executive compensation program, established by the Bank Compensation Committee, is based on the belief that each executive officer's compensation should bear a relationship to the business success of the Bank and Corporation, the value of the Corporation's stock and any significant accomplishments by that executive officer.

                  ELEMENTS OF EXECUTIVE COMPENSATION PROGRAM

  The Bank's total compensation program for its executive officers currently consists of base salary, a fringe benefit package, and an opportunity, depending on the Bank's annual earnings and other economic criteria, to obtain a cash bonus and options to purchase Corporation stock at the market price or a premium above the market price determined by the Corporation's Compensation Committee when such options are awarded.

SALARY COMPENSATION AND FRINGE BENEFITS

  The salary compensation is competitive with other financial institutions in the Delaware Valley and is combined with a fringe benefit package designed to retain and attract experienced and highly professional banking personnel. Each Named Executive Officer's salary is based on that person's level of management responsibility at the Bank and performance of duties and will be reviewed annually.

  The Bank's officers, including the Named Executive Officers, have an opportunity to be awarded a cash bonus based in large measure on the economic performance of the Bank on an annual basis and each individual officer's accomplishment of his/her designated responsibilities and goals. Bonuses paid to the Named Executive Officers, which were determined on the basis of the Bank's earnings performance in 1996 and paid in January of 1997, reflected the Bank's continued earnings improvement.

STOCK OPTIONS

  Stock options were awarded to the Bank's executive officers, including the Bank's Named Executive Officers, in 1994 but no stock options were awarded in 1995 or 1996. No additional stock options will be awarded unless approved by the Corporation's Compensation Committee.

                       EXECUTIVE COMPENSATION DECISIONS

  The Bank Compensation Committee evaluated the Bank's business performance for 1996 and determined, based on such performance and the criteria outlined above, that in January of 1997 salary increases be granted and bonuses be awarded to the Named Executive Officers.

FACTORS AND CRITERIA ON WHICH THE CHIEF EXECUTIVE OFFICER'S COMPENSATION WAS
BASED

  The Bank Compensation Committee meets annually, without Mr. Stevens, being present, to evaluate his performance and review his compensation package. The Bank Compensation Committee reports on that evaluation to the independent directors of the Board. Mr. Stevens is eligible to participate in all executive compensation programs available to all other executives.

  As indicated in the foregoing discussion concerning the principles upon which the Bank's compensation policy is based, the Bank's economic performance and the performance by Mr. Stevens of his duties as Chief Executive Officer are the essential elements upon which his compensation was based. Also considered by the Bank Compensation Committee was the continuing improvement over the last four (4) years in the Bank's fundamental economic strength.

  In determining Mr. Stevens' 1996 annual compensation, specifically the bonus awarded to Mr. Stevens, the primary economic performance criteria which the Bank Compensation Committee considered was the fact that the Bank's economic performance exceeded the economic goals specified in its 1996 plan and that exceeding its goals resulted in the Bank increasing annual earnings, accumulating additional capital and increasing regulatory capital ratios, as well as an increase in value of the Corporation's stock and the dividends paid on the Corporation's stock.

THE COMPENSATION COMMITTEES

  The Bank's and Corporation's Compensation Committees are composed of the same members consisting of Sherman R. Reed, 3rd, Chairman, Warren W. Deakins, Eleanor Carson Donato, William Harral, III and Thomas A. Williams who each endorsed this report.

                                          Respectfully submitted:

                                          Sherman W. Reed, 3rd, Chairman
                                          Warren W. Deakins
                                          Eleanor Carson Donato
                                          William Harral, III
                                          Thomas A. Williams

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

                          (ITEM 1 ON THE PROXY CARD)

NOMINEES FOR DIRECTORS

  The following directors have been nominated by the Corporation's Board of Directors for election as directors to serve as follows:

    (i) Class III (term to expire in 2001):

        Warren W. Deakins
        Wendell F. Holland
        Samuel C. Wasson, Jr.

and until their successors are elected and take office.

  If one or more of the nominees should, at the time of the Annual Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect any remaining nominee. The Board of Directors knows of no reason why the nominees will be unavailable or unable to serve as directors.

                               ----------------

  The affirmative vote of the holders of at least a majority of the Corporation's shares of Common Stock present in person or by proxy at the Annual Meeting is required for the election of the nominees for directors. Proxies solicited by the Board of Directors will be voted for nominees listed above, unless the shareholders specify a contrary choice in their proxies.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

                                  PROPOSAL 2

                        RATIFICATION OF APPOINTMENT OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                          (ITEM 2 ON THE PROXY CARD)

  The firm of Coopers & Lybrand L.L.P. has been appointed by the Board of Directors to serve as the Corporation's independent certified public accountants for the fiscal year beginning January 1, 1997. The Board of Directors of the Corporation is requesting shareholder approval of the appointment. A partner in the firm will be present at the meeting to answer questions and will have the opportunity to make a statement, if he so desires. The firm is presently serving the Corporation and the Bank, as their independent certified public accountants. Management recommends approval of this appointment. If the appointment is not approved by a majority of the shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at the Annual Meeting, the appointment of the independent certified public accountants will be reconsidered by the Board of Directors.

  The resolution being voted on is as follows:

  RESOLVED, that the shareholders of the Corporation ratify and confirm the appointment of Coopers & Lybrand L.L.P. as the Corporation's independent certified public accountants for the year 1997.

                               ----------------

  The ratification of the selection of the independent certified public accountants requires the affirmation by vote of at least a majority of the outstanding shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution, unless shareholders specify a contrary choice in their proxies.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RESOLUTION RATIFYING THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE CORPORATION'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR 1997.

                                OTHER BUSINESS

  Management does not know at this time of any other matter which will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting, the proxies will vote in accordance with their best judgment.

                        SHAREHOLDER PROPOSALS FOR 1998

  The Corporation's Annual Meeting of Shareholders will be held on or about April 21, 1998. Any shareholder desiring to submit a proposal to the Corporation for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to the Corporation before November 20, 1997.

                            ADDITIONAL INFORMATION

  A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1996, containing, among other things, financial statements examined by its independent certified public accountants was mailed with this Proxy Statement on or about March 10, 1997 to the shareholders of record as of the close of business on March 3, 1997.

  Upon written request of any shareholder, a copy of the Corporation's Annual Report on Form 10-K for its fiscal year ended December 31, 1996, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission may be obtained, without charge, from the Corporation's Secretary, Samuel C. Wasson, Jr., 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396.

                                          By Order of the Board of Directors of


                                          Bryn Mawr Bank Corporation

                                          /s/ Samuel C. Wasson, Jr.

                                          Samuel C. Wasson, Jr.
                                           Secretary

                     [LOGO OF BRYN MAWR BANK APPEARS HERE]

                          Bryn Mawr Bank Corporation
                            Bryn Mawr, Pennsylvania

                  ANNUAL SHAREHOLDERS MEETING APRIL 15, 1997

   Proxy is Solicited on Behalf of the Board of Directors of Bryn Mawr Bank
                                  Corporation

     The undersigned shareholder of Bryn Mawr Bank Corporation (the "Corporation") hereby appoints Thomas M. Petro. Joseph W. Rebl and Robert J. Ricciardi as Proxies, each with the power to appoint his substitute, and hereby authorized each of them to represent, and to vote all the shares of stock of the Corporation held of record by the undersigned on March 3, 1997, at the Corporation's Annual Meeting of Shareholders to be held at 2:00 P.M. on April 15, 1997, in the Centennial Wing of The Bryn Mawr Trust Company, Lancaster Avenue and Morton Road, Bryn Mawr, Pennsylvania, and at any adjournment or postponement thereof.

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

             PLEASE PROMPTLY MARK, DATE AND RETURN THIS PROXY CARD
              USING THE ENCLOSED POSTAGE PAID ADDRESSED ENVELOPE.

                                    (OVER)

                             FOLD AND DETACH HERE

A special invitation to all shareholders.....

     Think about us as more than an investment. We, if we're not, want to be your bank!

     Let us help you with:

     . deposit banking

     . investment management

     . loans -- personal, mortgage, or business

     . planning wealth transfer

     . trustee/executor

     Call us at (610) 526-2300. "Simply the best service you'll ever find in a bank."

                                         Sincerely,

                                         /s/Robert L. Stevens

                                         Robert L. Stevens
                                         Chairman

This proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder. In the absence of other directions, this proxy will be voted for Proposal 1 and 2 and upon such other matters as may properly come before the meeting in accordance with the best judgment of the Proxies.


1. ELECTION OF DIRECTORS:
   To vote for the election of all the nominees listed to the right.

     FOR          Withheld
                  Authority
     [_]             [_]

Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.
The nominees for the Board of Directors for a four year term expiring at the Annual Meeting in 2001 are:

Warren W. Deakins              Wendell F. Holland          Samuel C. Wasson, Jr.

2. CONFIRMATION OF AUDITORS
   To ratify the appointment of Coopers & Lybrand L.L.P. as the independent certified public accounts for Bryn Mawr Bank Corporation for the year 1997.

FOR    AGAINST    ABSTAIN

[_]      [_]        [_]


Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney in-fact, executor, administrator, trustee of guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign partnership name by an authorized person.


Signature(s)__________________Signature(s)________________Date___________,1997

                             FOLD AND DETACH HERE